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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2004
                              (September 13, 2004)

                                  METATEC, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Ohio                      0-9220                 31-1647405
  ----------------------------    -------------------    -----------------------
  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)             File Number)         Identification No.)

Metatec, Inc., c/o Richard J. Lippott, Managing Officer,
6353 Grassmere Drive, Westerville, Ohio                              43082
------------------------------------------------------------    ----------------
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (614) 761-2000

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant's Business and Operations

Item 1.03. Bankruptcy or Receivership.

(b)   Order Confirming Plan of Liquidation.

      As reported in Form 8-Ks previously filed by Metatec, Inc. ("Debtor"):

      - On October 17, 2003, Debtor filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division (the "Bankruptcy Court"), In Re: Metatec, Inc., Case No. 03-65902 (the "Bankruptcy Case");

      - On December 22, 2003, Debtor completed the sale of substantially all of its assets in a sale process supervised by the Bankruptcy Court;

      - On July 21, 2004, Debtor filed a Second Amended Liquidating Plan of Reorganization, along with a Second Amended Disclosure Statement related to such Plan of Reorganization; and

      - On July 22, 2004, the Bankruptcy Court entered an Order which, among other things, approved the Second Amended Disclosure Statement, fixed the deadline for filing acceptances or rejections to the Second Amended Liquidating Plan of Reorganization, and set a confirmation hearing on such Plan of Reorganization for September 9, 2004.

      On September 14, 2004, the Bankruptcy Court entered an Order Confirming Debtor's Second Amended Liquidating Plan of Reorganization Dated July 21, 2004, as Modified (the "Confirmation Order"). A copy of the Debtor's Second Amended Liquidating Plan of Reorganization dated July 21, 2004, as Modified (the "Plan"), is attached to this Form 8-K as Exhibit 2.01. A copy of the Confirmation Order is attached to this Form 8-K as Exhibit 2.02.

      The following is a summary of the material features of the Plan (capitalized terms used below have the meanings given such terms in the Plan):

      - Source of Funds: The Plan is a liquidation plan under the provisions of Section 1123(b)(4) of the Bankruptcy Code. All, or substantially all, of the assets of the Debtor will be liquidated to Cash, and sold or otherwise disposed of in accordance with the provisions of the Plan and any Final Orders approving the sale of any property of the Estate. All proceeds of such dispositions will be used for the performance of the obligations set forth in the Plan, and will not be subject to any Claim by any entity except as provided in the Plan. The payments provided for in the Plan will be made from: (i) the Debtor's Cash on hand as of the Effective Date and as of each date upon which the Debtor will make distributions to holders of Allowed Claims as provided in the Plan; (ii) deposits and refunds, if any; and (iii) the net proceeds, if any, of any Avoidance Actions.

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      -     Distribution of Property under the Plan: On the Effective Date, the
            Disbursing Agent will transfer to an Operating Account an amount at least equal to the aggregate Operating Budget. Richard J. Lippott will be the Disbursing Agent and will carry out the administrative functions needed to implement the distributions required under the Plan. All funds remaining in the Operating Account, if any, will be distributed in accordance with the terms of the Plan on the First Distribution Date, the Interim Distribution Date, if any, and on the Final Distribution Date; provided, however, that sufficient funds in an amount necessary to fund the Operating Budget (and any amendments thereto) will be retained in the Operating Account on the First Distribution Date and the Interim Distribution Date, if any.

      - Timing of Distributions: The First Distribution Date will be that date which is 90 days following the Effective Date. The Interim Distribution Date, if any, will be determined by the Plan Administration Committee in its sole discretion. The Final Distribution Date will be no later than 60 days after that date on which all assets of the Debtor have been liquidated to cash, all Avoidance Actions have been determined and all Claims have become Allowed Claims or disallowed in full or in part and liquidated in a certain sum.

      -     Payment of Claims:

            - Secured Claims (Class 1): The assets of the Estate, if any, which constitute collateral securing any of the Allowed Secured Claims in Class I will, at the exclusive option of the Plan Administration Committee, either be (i) sold by the Debtor, or (ii) surrendered to the holder of the Allowed Secured Claim secured by such collateral, in complete satisfaction of such Allowed Secured Claims. If the collateral is sold by the Debtor, the holder of an Allowed Secured Claim secured thereby will receive the net proceeds of such sale in full satisfaction of the Allowed Secured Claim, up to 100% of the value of the Allowed Secured Claim. Class 1 Claims, if any, are unimpaired.

            - Priority Claims (Class 2): Holders of Allowed Priority Claims in Class 2, consisting of Allowed Claims entitled to priority pursuant to Bankruptcy Code Section 507(a)(3), will receive their pro rata share of Available Cash (after payment to the holders of Administrative Expense Claims) on the Effective Date or as soon as practicable thereafter. Class 2 Claims, if any, are unimpaired.

            - General Unsecured Claims (Class 3): Holders of Allowed Unsecured Claims in Class 3 will receive their pro rata share of Available Cash (after payment to the holders of Allowed Administrative Expense Claims, Allowed Priority Claims in Class 2 and Allowed Tax Claims) on the Final Distribution Date; provided, however, that if the Plan Administration Committee determines that an interim distribution will be made prior to the Final Distribution Date, then holders of Allowed Unsecured Claims in Class 3 will receive their pro rata share of Available Cash (after payment to the holders of Allowed Administrative Expense Claims, Allowed Priority Claims in Class 2 and Allowed Tax Claims) in two separate distributions, the first such distribution to be paid on the Interim Distribution Date

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                  and the second such distribution to be paid on the Final
                  Distribution Date. Class 3 Claims are impaired.

            - Equity Interests (Class 4): All of the Equity Interest(s) in the Debtor, which are classified in Class 4, will be extinguished and all outstanding stock of the Debtor will be canceled. Holders of any such Equity Interest(s) will take, receive or retain nothing on account of such Equity Interest(s). Class 4 interests are impaired.

            - Unclassified Claims: Holders of Allowed Administrative Expense Claims entitled to priority pursuant to Bankruptcy Code
                  Section 507(a)(1) will receive, on the Effective Date or as soon as practicable thereafter, payment of their pro rata share of the Available Cash until such Allowed Claims have been paid in full. Holders of Allowed Tax Claims entitled to priority pursuant to Bankruptcy Code Section 507(a)(8) will receive their pro rata share of Available Cash (after payment to the holders of Administrative Expense Claims and Allowed Priority Claims in Class 2 provided for above) on the Effective Date or as soon as practicable thereafter.

      - Post-Confirmation Management of Debtor: The Debtor will continue in existence after the Effective Date and will hold title to all of its assets as well as any property acquired after the Effective Date that would otherwise become property of the Estate under Section 541 of the Bankruptcy Code. The Debtor will hold its assets solely for the benefit of the entities entitled under the Plan to receive that property or the net proceeds from the liquidation of that property. The Plan Administration Committee will be the Debtor's principal agent for managing, administering, liquidating, and disbursing its assets and, subject to the Court's jurisdiction, will exercise all of the powers and duties set forth in the Plan. The Plan Administration Committee will consist of three members, one of which will be Richard J. Lippott, Debtor's Managing Officer, one of which will be a representative of ORIX, and one of which will be appointed by the Creditors Committee. The Plan Administration Committee will be the sole entity responsible for managing and administering the Debtor's assets and carrying out the provisions contained in the Plan from and after the Effective Date. The Plan Administration Committee will take actions based on a majority vote. The Court will retain jurisdiction to resolve any disputes between the Plan Administration Committee members. The Plan Administration Committee will serve until the earliest of: (a) the entry of a Final Order closing the Case; (b) the replacement of the Plan Administration Committee by order of the Court; (c) the conversion of this Case to a Chapter 7 proceeding; or (d) the dismissal of the Case. Commencing on the Effective Date, the Debtor will conduct no business, and its sole purpose will be to wind up its affairs in accordance with applicable law and the Plan. The Plan Administration Committee, as the representative of the Debtor, will manage and administer the Debtor's assets solely for the benefit of the entities holding Allowed Claims. From and after the Effective Date, the Plan Administration Committee is authorized to take any action reasonable and necessary to implement the Plan and to wind up the Estate. The Plan Administration Committee may take such actions without further supervision of this Court or the United States Trustee and free of any restrictions imposed by the Bankruptcy Code, the Bankruptcy Rules, or the Guidelines of the Office of the United

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            States Trustee other than those restrictions that the Plan or
            Confirmation Order expressly impose on the Debtor or the Plan Administration Committee.

       - The Plan sets forth the following deadlines for the filing of Administrative Expense and other Claims in the Bankruptcy Case:

            - Administrative Expense Claims; Tax Claims. The last date to file an application or claim for payment of an asserted Administrative Expense Claim or Tax Claim incurred through the Effective Date will be 30 days from the Effective Date, unless such claim was required to be filed earlier pursuant to a final order entered prior to confirmation of the Plan.

            - Contract Rejection Claims. Claims based on the rejection of any contracts or unexpired leases must be filed on or before that date which is 30 days after the Effective Date, unless such claims were required to be filed earlier pursuant to a final order of the Court.

            - Objection/Amendment to Claims. The last date for the Plan Administration Committee or any other party in interest to file objections to Claims is 90 days following the Effective Date. All amendments to existing Claims must be made on or before 30 days following the Effective Date unless otherwise agreed by and between the Debtor and the claimant.

       - Only claims that are Allowed Claims will receive distributions under the Plan. No cash payment will be made by the Disbursing Agent to any entity holding an Allowed Claim of less than $50. No consideration will be provided in lieu of the de minimus distributions that are not made under the Plan.

       - As of the Effective Date, and contingent upon the appointment of the Plan Administration Committee, the Creditors Committee members will be released and discharged from all rights and duties arising from or related to the Case (with limited exceptions).

      Promptly following the Effective Date, the Debtor will file a Certification and Notice of Termination on Form 15 with the Securities and Exchange Commission to terminate the registration of its securities. The Effective Date is anticipated to be September 25, 2004.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit
Number                          Description of Exhibit
------                          ----------------------
2.01        Debtor's Second Amended Liquidating Plan of Reorganization dated
            July 21, 2004, as Modified.

2.02        Order Confirming Debtor's Second Amended Liquidating Plan of
            Reorganization Dated July 21, 2004, as Modified.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METATEC, INC.

Date:  September 17, 2004         By    /s/ Richard J. Lippott
                                    --------------------------------------------
                                        Richard J. Lippott, Managing Officer

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                                  EXHIBIT INDEX

Exhibit
Number                          Description of Exhibit
------                          ----------------------
2.01        Debtor's Second Amended Liquidating Plan of Reorganization dated
            July 21, 2004, as Modified.

2.02        Order Confirming Debtor's Second Amended Liquidating Plan of
            Reorganization Dated July 21, 2004, as Modified.